UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2012

Orchard Supply Hardware Stores Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11679	95-4214109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6450 Via Del Oro San Jose, CA	95119
(Address of Principal Executive Offices)	(Zip Code)

(408) 281-3500

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Orchard Supply Hardware Stores Corporation, a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.02 Termination of a Material Definitive Agreement.

The disclosure in Item 5.02(e) of this Current Report on Form 8-K is incorporated herein by reference to this Item 1.02.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Severance Agreement and Release

As described in the Company’s Form 8-K filed on January 27, 2012, the employment of Thomas J. Carey, Senior Vice President and Chief Marketing Officer, and one of our named executive officers in fiscal 2010, terminated on January 23, 2012. In connection with Mr. Carey’s termination of employment with the Company, Orchard Supply Hardware LLC and Mr. Carey entered into a Severance Agreement and General Release on January 30, 2012 (the “New Severance Agreement”) which supercedes the Severance Agreement by and between the parties dated July 23, 2007 (the “Previous Severance Agreement”). The New Severance Agreement provides for (i) a lump sum severance payment equivalent to 39 weeks base salary, (ii) payment of COBRA premiums through October 2012 if continued coverage under COBRA is timely elected and (iii) outplacement services for up to six months. The New Severance Agreement also includes a release of claims from Mr. Carey as well as a perpetual confidentiality covenant and a post-termination non-solicitation of employees covenant for a six month period. Mr. Carey is entitled to revoke his acceptance of the New Severance Agreement up through February 6, 2012, which if revoked, will be of no further force or effect and Mr. Carey will not be entitled to the severance benefits described above. The foregoing description of the terms and conditions of the New Severance Agreement is only a summary and is qualified in its entirety by the full text of such agreement, a copy of which is filed herewith. A description of the material provisions of the Previous Severance Agreement can be found in the Prospectus under the section entitled “Severance Agreements — Severance Agreements with Messrs. Baker, Ravas, Robertson, Carey and Beasley” in the Prospectus dated December 12, 2011 that was filed by the Company with the Securities and Exchange Commission on December 16, 2011, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following document is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Severance Agreement and General Release dated January 30, 2012 between Orchard Supply Hardware LLC and Thomas J. Carey.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2012	ORCHARD SUPPLY HARDWARE STORES CORPORATION

	By:	/s/ Michael W. Fox
Michael W. Fox Senior Vice President, General Counsel and Secretary